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                                                                    Exhibit 23.2


                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 17, 2000 (except for the second paragraph of Note 4, as to which the date is April 27, 2000), in the Registration Statement (Form S-1) and related Prospectus of Telergy, Inc. dated May 10, 2000.


                                             /s/ Ernst & Young LLP

Syracuse, New York
May 9, 2000